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                           SAFECO COMMON STOCK TRUST
        SUPPLEMENT TO THE NO-LOAD CLASS PROSPECTUS DATED APRIL 30, 1997
                        SUPPLEMENT DATED AUGUST 11, 1997

THE FOLLOWING INFORMATION REPLACES THE PARAGRAPH FOLLOWING THE SECTION CAPTIONED "PORTFOLIO MANAGERS--BALANCED FUND" ON PAGE 43:

        The equity portion of the Balanced Fund is co-managed by Rex L. Bentley, Vice President, SAM, and Lynette D. Sagvold, Assistant Vice President, SAM, and the fixed-income portion is managed by Michael Hughes, Assistant Vice President, SAM. Mr. Bentley was Vice President and Investment Counsel at the investment advisory firm of Badgley, Phelps and Bell Investment Counsel, Inc. from 1990 to 1995. He was a securities analyst for SAFECO Corporation from 1975 to 1983. Ms. Sagvold was a portfolio manager and analyst for First Interstate Bank from 1993 to 1995, and a portfolio manager and analyst for Key Trust Company from 1985 to 1993. Mr. Hughes was Vice President and a portfolio manager for First Interstate Capital Management Company from 1995 to 1996, and Vice President and portfolio manager for First Interstate Bank of California from 1988 to 1995.